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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                              FORM 8-K

                           CURRENT REPORT




                 PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of Earliest Event Reported): March 7, 2000

                 Commission File Number 001-13913

                  WADDELL & REED FINANCIAL, INC.
      (Exact name of registrant as specified in its charter)



            DELAWARE                          51-0261715
        (State or other                     (IRS Employer
        jurisdiction of                   Identification No.)
        incorporation)

                          6300 LAMAR AVENUE
                        OVERLAND PARK, KANSAS
                                66202
              (Address of principal executive offices)
                              (Zip Code)

                            (913) 236-2000
           (Registrant's telephone number including area code)

                             Not Applicable
    (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     In a press release dated March 7, 2000, Waddell & Reed Financial, Inc. announced that its Board of Directors had approved a three-for-two stock split on both its Class A and Class B common stock. The stock split will be effected as a dividend and the record date is March 17, 2000. A copy of the press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.


Exhibit No.     Exhibit
-----------     -------
   99           Press Release of Waddell & Reed Financial, Inc. dated
                March 7, 2000.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WADDELL & REED FINANCIAL, INC.



                                            By: /s/ John E. Sundeen, Jr.
                                            ---------------------------------
                                              Name: John E. Sundeen, Jr.
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


Date:  March 7, 2000

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                             INDEX TO EXHIBITS


Exhibit No.   Exhibit                                                   Page
-----------   -------                                                   -----
    99        Press Release of Waddell & Reed Financial, Inc. dated
              March 7, 2000.